UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

Item 1. Report to Stockholders.

Tortoise Pipeline & Energy Fund, Inc. 2011 Annual Report

In today’s environment some investments are more relevant than ever.

2011 Annual Report	3

Company at a glance

Tortoise believes Tortoise Pipeline & Energy Fund, Inc. (NYSE: TTP) is the first closed-end fund that focuses particularly on the broader $400 billion+ North American pipeline universe.

Investment strategy

TTP seeks to provide stockholders with a high level of total return, with an emphasis on current distributions. Our fund focuses particularly on North American pipeline companies that transport natural gas, natural gas liquids, crude oil and refined products, and to a lesser extent, on other energy infrastructure companies.

Because of our traditional tax flow-through nature as a regulated investment company (RIC), we have the differentiated ability and flexibility to efficiently target and access traditional pipeline corporations alongside master limited partnerships (MLPs). Over 75 percent of our portfolio will generally be in companies structured as corporations or limited liability companies domiciled in the United States, Canada or United Kingdom with the remaining up to 25 percent in MLPs. We believe the broader North American pipeline universe offers strong business fundamentals and expanded growth opportunities.

We also intend to write (sell) covered call options to seek to enhance long-term return potential across economic environments, increase current income and mitigate portfolio risk through option income. Our covered call strategy will focus on other energy infrastructure companies that we believe are integral links in the value chain for pipeline companies.

TTP seeks to provide:

Attractive total return potential with high current income in a defensive sector

Access to real, long-lived pipeline assets essential to the functioning of the US economy

Exposure to expanded energy infrastructure growth projects that connect new areas of supply with demand

Ability to efficiently invest across North American pipeline universe through traditional tax flow-through fund structure

Investor simplicity through one 1099, no K-1s, no unrelated business taxable income, IRA suitability

Expertise of Tortoise Capital Advisors, a leading and pioneering energy infrastructure investment firm

Fund information at Dec. 31, 2011 (unaudited)

Top 10 holdings
			Percent of
		Market value	investment
Name		(in millions)	securities
1.	Williams Companies, Inc.	$30.7	9.2%
2.	Spectra Energy Corp.	25.2	7.5%
3.	ONEOK, Inc.	17.2	5.1%
4.	Kinder Morgan Mgmt, LLC	17.1	5.1%
5.	NiSource, Inc.	17.1	5.1%
6.	TransCanada Corp.	16.9	5.0%
7.	CenterPoint Energy, Inc.	14.6	4.4%
8.	Enbridge Energy Mgmt, LLC	11.5	3.4%
9.	Enbridge, Inc.	9.4	2.8%
10.	Energy Transfer Partners, L.P.	8.2	2.5%
	Total	$167.9	50.1%

Portfolio statistics by ownership structure

Portfolio statistics by asset type

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

4	2011 Annual Report

January 12, 2012

Dear fellow shareholder,

We are pleased to introduce Tortoise Pipeline & Energy Fund (NYSE: TTP), which we believe to be the first closed-end fund that particularly focuses on the large and diverse $400 billion North American pipeline universe. As a flow-through regulated investment company, TTP has the differentiated ability and flexibility to efficiently access traditional pipeline corporations along with master limited partnerships.

The North American energy landscape is undergoing what we view to be a game-changing transformation, being validated by significant investments by some of the world’s largest energy companies. Technology improvements are driving this new chapter in our nation’s energy supply as abundant domestic oil and natural gas supply is now economically recoverable. Pipelines that connect new energy supply with growing demand are critical to this increased production. From 2011 – 2014 alone, we expect more than $65 billion will be invested in building out North American pipeline infrastructure. These are not “build it and they will come” type endeavors, but are generally identified and committed projects, with long-term contracts in place.

Fund highlights

We are pleased to report that we fully invested the capital received in our initial public offering in less than two months following the initial launch, meeting our target of investing 80 percent of the portfolio in North American pipeline companies that transport natural gas, natural gas liquids, crude oil and refined products, with the remainder in other energy infrastructure companies. We recently declared our first quarterly distribution of $0.40625 per share, to be paid on March 1, 2012 to stockholders of record on Feb. 22, 2012. This full run-rate distribution achieves the fund’s target of a 6.5 percent annualized yield on its $25 public offering price.

Following the 2011 fiscal year end, TTP finalized the funding of its leverage, which includes privately placed senior unsecured notes and mandatory redeemable preferred shares. Including its credit facility, TTP’s initial leverage is in line with its initial target of approximately 25 percent of total assets, with the majority at fixed rates. We continue to believe a primarily fixed-rate strategy with laddered maturities enhances the predictability and sustainability of our distributions across interest rate environments.

Additional information about our financial performance is available in the Management’s Discussion of this report.

Conclusion

TTP provides investors access to the sizeable pipeline network of one of the world’s largest consumers of energy, simplified tax reporting through a Form 1099 and no unrelated business taxable income, making it suitable for retirement and other tax-exempt accounts. You have many choices for your investments and we appreciate your confidence and trust.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Pipeline & Energy Fund, Inc.

Table of contents

Management’s Discussion	5

Financial Statements	8

Notes to Financial Statements	15

Report of Independent Registered
Public Accounting Firm	21

Company Officers and Directors	22

Additional Information	24

Contacts	26

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2011 Annual Report	5

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Introduction

We include the Management’s Discussion section in each quarterly report to provide you transparency and insight into the results of operations, including comparative information to prior periods and trends. Beginning in our report dated February 29, 2012, and quarterly thereafter, we will include a “Key Financial Data” page which provides quarterly and annual detail of our distributable cash flow (“DCF”) and other important metrics, including leverage and selected operating ratios. We hope that you find this discussion and financial data a useful supplement to the GAAP financial information included in this report. As this annual report is only for the initial stub period from the IPO through November 30, 2011, the financial results to discuss are limited. Our fiscal quarter report as of February 29, 2012, will include a complete discussion for the quarter ended February 29, 2012.

Overview

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) completed its initial public offering and commenced operations on October 31, 2011. TTP issued 10,000,000 shares at $25.00 per share for net proceeds after issuance costs of approximately $238 million. TTP’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We intend to focus primarily on pipeline companies that engage in the business of transporting natural gas, natural gas liquids (“NGLs”), crude oil and refined petroleum products, and, to a lesser extent, on other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather, process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or NGLs or that provide electrical power generation (including renewable energy), transmission and/or distribution. We also seek to provide current income from gains earned through an option strategy which consists of writing (selling) covered call options on selected equity securities in our portfolio.

TTP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

The initial IPO proceeds, and proceeds from leverage, were fully invested as of mid-December. The portfolio holdings and weightings are consistent with our target portfolio of at least 80 percent of our total assets invested in equity securities of pipelines and other energy infrastructure companies. Information on our $25 million credit facility and our senior notes and mandatorily redeemable preferred shares is included in the Liquidity and Capital Resources discussion below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

6	2011 Annual Report

Management’s Discussion (unaudited)
(continued)

Determining distributions to stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our current and estimated future DCF in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable quarterly distributions with increases safely covered by earned DCF. In addition, on an annual basis, we may distribute additional capital gains if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes.

Determining DCF

DCF is simply income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, MLPs or affiliates of MLPs in which we invest and interest payments on short-term debt securities we own. Income also includes the net premium received from the sales of covered calls. The total expenses include current or anticipated operating expenses and leverage costs. In the future, each will be summarized for you in the Key Financial Data table and discussed in more detail below.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on pipeline companies that engage in the business of transporting natural gas, NGLs, crude oil and refined products through pipelines, and, to a lesser extent, on other energy infrastructure companies. These pipeline companies own and operate long haul, gathering and local gas distribution pipelines.

We also seek to provide current income from gains earned through an option strategy. We write (sell) covered call options on selected equity securities in our portfolio. We focus our covered call strategy on other energy infrastructure companies that we believe are integral links in the energy infrastructure value chain for pipeline companies.

In future reports, we will report on income from investments as a percent of average total assets for the quarter as compared to the prior quarter and the prior year.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. In future reports, we will report on operating expenses and leverage costs for the quarter as compared to the prior quarter and the prior year.

While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.25 percent of average monthly managed assets for year 1, 0.20 percent of average monthly managed assets for year 2 and 0.15 percent of average monthly managed assets for year 3 following the closing of the initial public offering.

Distributable cash flow

As outlined above, DCF is simply income from investments less expenses. In future reports, this section will report our DCF for the quarter as compared to the prior quarter and the prior year.

On November 30, 2011, we declared a distribution of $0.40625 per share to be paid on March 1, 2012. This distribution achieves our target of a 6.5 percent annualized yield on the $25 public offering price.

Liquidity and capital resources

TTP had total assets of $309 million at year-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. Subsequent to quarter-end, we completed the investment of our IPO proceeds and completed a private placement of our leverage.

On November 9, 2011, we entered into a $25 million, 364-day unsecured credit facility. Under the terms of the credit facility, The Bank of Nova Scotia serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. The credit facility has a variable annual interest rate equal to the one-month LIBOR plus 1.25 percent and a non-use fee equal to an annual rate of 0.20 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2011 Annual Report	7

Management’s Discussion (unaudited)
(continued)

On November 15, 2011, we received initial funding of $24.5 million of a $49 million private placement of notes and $8 million of a $16 million private placement of mandatorily redeemable preferred stock. The funding of the remaining $24.5 million of notes and $8 million of preferred stock occurred on December 8, 2011. Details of our notes and preferred stock are outlined in the tables below.

Senior Notes

Series	Amount	Rate	Due Date
Series A	$10,000,000	Floating rate	December 15, 2016
Series B	17,000,000	2.50%	December 15, 2014
Series C	6,000,000	3.49%	December 15, 2018
Series D	16,000,000	4.08%	December 15, 2021
	$49,000,000

Mandatorily Redeemable Preferred Stock

Series	Amount	Rate	Due Date
Series A	$16,000,000	4.29%	December 15, 2018

The blended rate on the fixed rate portion of our notes and preferred stock is 3.59 percent with a weighted average maturity of 6.6 years. The current blended rate including our floating rate note and anticipated usage of our credit facility is 3.06 percent. We’ve fixed the rate on approximately 70 percent of our leverage, reducing our exposure to rising interest rates in the future.

We use leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income which includes dividends (that under current law are eligible for a reduced tax rate, which we refer to as qualified dividend income), the excess of any short-term capital gains over net long-term capital losses and interest income; (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital.

We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

Detailed individual tax information for each fiscal year will be reported to stockholders on Form 1099 after year-end.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

8	2011 Annual Report

Schedule of Investments
November 30, 2011

	Shares	Fair Value
Common Stock — 69.2%(1)

Crude/Refined Products Pipelines — 5.1%(1)
Canada — 3.4%(1)
Enbridge Inc.	151,450	$5,341,641
Pembina Pipeline Corporation	103,700	3,024,732
United States — 1.7%(1)
Kinder Morgan, Inc.	141,050	4,160,975
		12,527,348
Local Distribution Pipelines — 7.6%(1)
United States — 7.6%(1)
CenterPoint Energy, Inc.	443,000	8,815,700
NiSource Inc.	423,214	9,695,833
		18,511,533
Marine Transportation — 2.4%(1)
Republic of the Marshall Islands — 2.4%(1)
Teekay Offshore Partners L.P.	68,100	1,899,309
Teekay Offshore Partners L.P.(2)	155,230	3,944,394
		5,843,703
Natural Gas Gathering Pipelines — 1.6%(1)
United States — 1.6%(1)
Targa Resources Corp.	111,105	3,840,900

Natural Gas Pipelines — 25.9%(1)
Canada — 4.1%(1)
Keyera Corp.	12,050	543,458
TransCanada Corporation	228,351	9,545,072
United States — 21.8%(1)
EQT Corporation	9,100	564,291
National Fuel Gas Company	9,600	556,320
ONEOK, Inc.	123,400	10,261,944
Questar Corporation	210,550	4,063,615
Spectra Energy Corp.	499,506	14,695,466
Williams Companies, Inc.	717,200	23,151,216
		63,381,382
Oil and Gas Production — 26.6%(1)(3)
Canada — 3.1%(1)
Canadian Natural Resources Limited	88,500	3,304,590
Encana Corporation	153,000	3,067,650
Talisman Energy Inc.	79,300	1,078,480
United Kingdom — 1.3%(1)
BP PLC (ADR)	73,200	3,187,860
United States — 22.2%(1)
Anadarko Petroleum Corporation	39,800	3,234,546
Apache Corporation	31,900	3,172,136
Cabot Oil & Gas Corporation	23,400	2,073,006
Chesapeake Energy Corporation	117,000	2,964,780
Chevron Corporation	30,200	3,105,164
ConocoPhillips	45,300	3,230,796
Continental Resources, Inc.(4)	50,300	3,550,677
Devon Energy Corporation	48,500	3,174,810
EOG Resources, Inc.	33,100	3,433,794
Exxon Mobil Corporation	40,700	3,273,908
Hess Corporation	51,300	3,089,286
Newfield Exploration Company(4)	77,300	3,540,340
Noble Energy, Inc.	35,500	3,492,845
Occidental Petroleum Corporation	33,400	3,303,260
Pioneer Natural Resources Company	36,000	3,403,440
Range Resources Corporation	45,500	3,262,805
Southwestern Energy Company(4)	76,500	2,910,825
		64,854,998
Total Common Stock
(Cost $163,763,674)		168,959,864

Master Limited Partnerships and
Related Companies — 22.7%(1)

Crude/Refined Products Pipelines — 11.3%(1)
United States — 11.3%(1)
Buckeye Partners, L.P.	50,300	3,209,140
Enbridge Energy Management, L.L.C.(5)	149,349	4,758,259
Holly Energy Partners, L.P.	29,258	1,630,256
Kinder Morgan Management, LLC(5)	125,933	8,912,278
Magellan Midstream Partners, L.P.	57,400	3,672,452
Plains All American Pipeline, L.P.	57,075	3,701,885
Sunoco Logistics Partners L.P.	18,230	1,882,430
		27,766,700

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2011 Annual Report	9

Schedule of Investments (continued)
November 30, 2011

	Shares	Fair Value
Natural Gas/Natural Gas Liquids Pipelines — 9.1%(1)
United States — 9.1%(1)
Energy Transfer Partners, L.P.	107,050	$4,684,508
Enterprise Products Partners L.P.	98,893	4,498,643
ONEOK Partners, L.P.	76,500	3,867,840
Regency Energy Partners LP	155,749	3,583,784
TC PipeLines, LP	37,600	1,789,008
Williams Partners L.P.	65,810	3,820,929
		22,244,712
Natural Gas Gathering/Processing — 2.3%(1)
United States — 2.3%(1)
Chesapeake Midstream Partners, L.P.	34,300	899,003
Copano Energy, L.L.C.	28,015	927,297
DCP Midstream Partners, LP	21,450	920,419
MarkWest Energy Partners, L.P.	18,450	989,658
Targa Resources Partners LP	24,950	936,373
Western Gas Partners LP	24,500	923,160
		5,595,910
Total Master Limited Partnerships
and Related Companies (Cost $54,683,322)		55,607,322

Short-Term Investments — 34.3%(1)

United States Investment Companies — 34.3%(1)
Fidelity Institutional Money Market
Portfolio — Class I, 0.18%(6)	41,442,619	41,442,619
Fidelity Institutional Prime Money
Market Portfolio — Class I, 0.12%(6)	40,883	40,883
Invesco Liquid Assets
Institutional Portfolio —
Institutional Class, 0.16%(6)	42,332,816	42,332,816
Total Short-Term Investments
(Cost $83,816,318)		83,816,318

Total Investments — 126.2%(1)
(Cost $302,263,314)		308,383,504
Long-Term Debt Obligations — (10.0%)(1)		(24,500,000)
Mandatory Redeemable Preferred
Stock at Liquidation Value — (3.3%)(1)		(8,000,000)
Total Value of Options Written
(Premiums received $741,641) — (0.3%)(1)		(830,786)
Other Assets and Liabilities — (12.6%)(1)		(30,788,482)

Total Net Assets Applicable
to Common Stockholders — 100.0%(1)		$244,264,236

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $3,944,394, which represents 1.6% of net assets. See Note 8 to the financial statements for further disclosure.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Non-income producing security.
(5)	Security distributions are paid-in-kind.
(6)	Rate indicated is the current yield as of November 30, 2011.

Key to Abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

10	2011 Annual Report

Schedule of Options Written
November 30, 2011

	Expiration	Expiration		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum
Corporation	Dec-11	$82.50	74	$(16,280)
Anadarko Petroleum
Corporation	Dec-11	85.00	73	(8,395)
Anadarko Petroleum
Corporation	Dec-11	87.50	62	(3,100)
Anadarko Petroleum
Corporation	Dec-11	90.00	133	(3,591)
Anadarko Petroleum
Corporation	Dec-11	95.00	56	(280)
Apache Corporation	Dec-11	105.00	319	(39,875)
BP PLC (ADR)	Dec-11	47.00	548	(3,836)
BP PLC (ADR)	Dec-11	48.00	184	(552)
Cabot Oil & Gas
Corporation	Dec-11	87.50	96	(40,032)
Cabot Oil & Gas
Corporation	Dec-11	90.00	96	(28,800)
Cabot Oil & Gas
Corporation	Dec-11	92.50	42	(7,770)
Canadian Natural
Resources Limited	Dec-11	38.00	40	(3,800)
Canadian Natural
Resources Limited	Dec-11	39.00	379	(17,055)
Canadian Natural
Resources Limited	Dec-11	41.00	213	(3,195)
Canadian Natural
Resources Limited	Dec-11	42.00	253	(2,530)
Chesapeake Energy
Corporation	Dec-11	26.00	385	(26,565)
Chesapeake Energy
Corporation	Dec-11	27.00	418	(15,884)
Chesapeake Energy
Corporation	Dec-11	28.00	31	(620)
Chesapeake Energy
Corporation	Dec-11	29.00	336	(3,696)
Chevron Corporation	Dec-11	110.00	52	(1,352)
Chevron Corporation	Dec-11	115.00	250	(1,250)
ConocoPhillips	Dec-11	72.50	243	(23,814)
ConocoPhillips	Dec-11	75.00	7	(182)
ConocoPhillips	Dec-11	77.50	203	(203)
Continental
Resources, Inc.	Dec-11	70.00	141	(40,185)
Continental
Resources, Inc.	Dec-11	75.00	362	(32,580)
Devon Energy
Corporation	Dec-11	67.50	89	(9,968)
Devon Energy
Corporation	Dec-11	70.00	89	(3,649)
Devon Energy
Corporation	Dec-11	75.00	98	(784)
Devon Energy
Corporation	Dec-11	80.00	209	(209)
Encana Corporation	Dec-11	20.00	674	(43,810)
Encana Corporation	Dec-11	22.00	236	(2,360)
Encana Corporation	Dec-11	23.00	256	(1,280)
Encana Corporation	Dec-11	24.00	364	(3,640)
EOG Resources, Inc.	Dec-11	105.00	158	(54,194)
EOG Resources, Inc.	Dec-11	110.00	5	(700)
EOG Resources, Inc.	Dec-11	115.00	168	(8,400)
Exxon Mobil
Corporation	Dec-11	82.50	109	(6,540)
Exxon Mobil
Corporation	Dec-11	85.00	298	(4,470)
Hess Corporation	Dec-11	65.00	132	(7,128)
Hess Corporation	Dec-11	67.50	4	(96)
Hess Corporation	Dec-11	70.00	367	(3,670)
Hess Corporation	Dec-11	75.00	10	(50)
Newfield Exploration
Company	Dec-11	45.00	550	(110,000)
Newfield Exploration
Company	Dec-11	50.00	223	(11,150)
Noble Energy, Inc.	Dec-11	97.50	98	(34,300)
Noble Energy, Inc.	Dec-11	100.00	170	(36,550)
Noble Energy, Inc.	Dec-11	105.00	87	(6,960)
Occidental Petroleum
Corporation	Dec-11	100.00	40	(8,880)
Occidental Petroleum
Corporation	Dec-11	105.00	132	(8,976)
Occidental Petroleum
Corporation	Dec-11	110.00	162	(1,782)
Pioneer Natural
Resources Company	Dec-11	95.00	72	(20,880)
Pioneer Natural
Resources Company	Dec-11	100.00	235	(28,200)
Pioneer Natural
Resources Company	Dec-11	105.00	53	(1,590)
Range Resources
Corporation	Dec-11	75.00	249	(46,065)
Range Resources
Corporation	Dec-11	77.50	79	(10,270)
Range Resources
Corporation	Dec-11	80.00	127	(9,525)
Southwestern Energy
Company	Dec-11	41.00	206	(7,828)
Southwestern Energy
Company	Dec-11	42.00	398	(6,368)
Southwestern Energy
Company	Dec-11	46.00	161	(1,127)
Talisman Energy Inc.	Dec-11	15.00	250	(1,250)
Talisman Energy Inc.	Dec-11	16.00	543	(2,715)
Total Value of Call Options Written
(Premiums received $741,641)				$(830,786)

Key to Abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2011 Annual Report	11

Statement of Assets & Liabilities
November 30, 2011

Assets
Investments at fair value (cost $302,263,314)	$308,383,504
Receivable for Adviser expense reimbursement	53,757
Interest and dividend receivable	172,956
Receivable for call options written	17,200
Prepaid expenses and other assets	704,899
Total assets	309,332,316
Liabilities
Options written, at fair value
(premiums received $741,641)	830,786
Payable to Adviser	236,532
Payable for investments purchased	30,744,115
Accrued expenses and other liabilities	756,647
Long-term debt obligations	24,500,000
Mandatory redeemable preferred stock
($25.00 liquidation value per share;
320,000 shares outstanding)	8,000,000
Total liabilities	65,068,080
Net assets applicable to
common stockholders	$244,264,236
Net Assets Applicable to Common Stockholders
Consist of:
Capital stock, $0.001 par value;
10,004,200 shares issued and outstanding
(100,000,000 shares authorized)	$10,004
Additional paid-in capital	238,338,813
Accumulated net investment loss	(11,589)
Accumulated net realized loss	(104,259)
Net unrealized appreciation of investments	6,031,267
Net assets applicable to
common stockholders	$244,264,236
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$24.42

Statement of Operations
Period from Oct. 31, 2011(1) through Nov. 30, 2011

Investment Income
Distributions from master limited partnerships	$60,962
Less return of capital on distributions	(57,298)
Net distributions from master
limited partnerships	3,664
Dividends from common stock
(net of foreign taxes withheld of $3,535)	164,630
Dividends from money market mutual funds	17,148
Total Investment Income	185,442
Operating Expenses
Advisory fees	236,532
Professional fees	49,500
Franchise fees	20,000
Stockholder communication expenses	19,399
Administrator fees	8,601
Custodian fees and expenses	4,860
Fund accounting fees	4,028
Registration fees	3,102
Stock transfer agent fees	950
Other operating expenses	2,571
Total Operating Expenses	349,543
Leverage Expenses
Interest expense	36,555
Distributions to mandatory redeemable
preferred stockholders	15,253
Amortization of debt issuance costs	4,818
Other leverage expenses	5,072
Total Leverage Expenses	61,698
Total Expenses	411,241
Less expense reimbursement by Adviser	(53,757)
Net Expenses	357,484
Net Investment Loss	(172,042)
Realized and Unrealized Gains
Net realized loss on investments	(188,877)
Net realized gain on options	243,613
Net realized gains	54,736
Net unrealized appreciation of investments,
including foreign currency gain (loss)	6,120,190
Net unrealized depreciation of options	(89,145)
Net unrealized appreciation of other
assets and liabilities due to
foreign currency translation	222
Net unrealized appreciation	6,031,267
Net Realized and Unrealized Gains	6,086,003
Net Increase in Net Assets Applicable
to Common Stockholders Resulting
from Operations	$5,913,961

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

12	2011 Annual Report

Statement of Changes in Net Assets
Period from Oct. 31, 2011(1) through Nov. 30, 2011

Operations
Net investment loss	$(172,042)
Net realized gains	54,736
Net unrealized appreciation	6,031,267
Net increase in net assets applicable to common stockholders resulting from operations	5,913,961
Capital Stock Transactions
Proceeds from initial public offering of 10,000,000 common shares	250,000,000
Underwriting discounts and offering expenses associated with the issuance of common stock	(11,750,000)
Net increase in net assets applicable to common stockholders from capital stock transactions	238,250,000
Total increase in net assets applicable to common stockholders	244,163,961
Net Assets
Beginning of period	100,275
End of period	$244,264,236
Accumulated net investment loss, end of period	$(11,589)

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2011 Annual Report	13

Statement of Cash Flows
Period from Oct. 31, 2011(1) through Nov. 30, 2011

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$60,962
Interest and dividend income received	12,619
Purchases of long-term investments	(189,842,906)
Proceeds from sales of long-term investments	1,889,522
Purchases of short-term investments, net	(83,816,318)
Proceeds received from call options written, net	972,382
Other leverage expenses paid	(72,167)
Operating expenses paid	(25,657)
Net cash used in operating activities	(270,821,563)

Cash Flows From Financing Activities
Issuance of common stock	250,000,000
Common stock issuance costs	(11,251,760)
Issuance of long-term debt obligations	24,500,000
Issuance of mandatory redeemable preferred stock	8,000,000
Debt issuance costs	(526,952)
Net cash provided by financing activities	270,721,288
Net change in cash	(100,275)
Cash — beginning of period	100,275
Cash — end of period	$—

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$5,913,961
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(220,587,021)
Proceeds from sales of long-term investments	1,889,522
Purchases of short-term investments, net	(83,816,318)
Proceeds received from call options written, net	989,582
Return of capital on distributions received	57,298
Net unrealized appreciation	(6,031,267)
Net realized gains	(54,736)
Amortization of debt issuance costs	4,818
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(172,734)
Increase in prepaid expenses and other assets	(94,938)
Increase in receivable for call options written	(17,200)
Increase in payable for investments purchased	30,744,115
Increase in payable to Adviser, net of expense reimbursement	182,775
Increase in accrued expenses and other liabilities	170,580
Total adjustments	(276,735,524)
Net cash used in operating activities	$(270,821,563)

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

14	2011 Annual Report

Financial Highlights
Period from Oct. 31, 2011(1) through Nov. 30, 2011

Per Common Share Data(2)
Public offering price	$25.00
Income from Investment Operations
Net investment loss	(0.02)
Net realized and unrealized gains	0.61
Total income from investment operations	0.59
Underwriting discounts and offering costs on issuance of common stock(3)	(1.17)
Net Asset Value, end of period	$24.42
Per common share market value, end of period	$25.01
Total Investment Return Based on Market Value(4)	0.04%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$244,264
Average net assets (000’s)	$237,454
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.17%
Other operating expenses	0.56
Expense reimbursement	(0.27)
Subtotal	1.46
Leverage expenses	0.31
Total expenses	1.77%

Ratio of net investment loss to average net assets before expense reimbursement(5)	(1.12)%
Ratio of net investment loss to average net assets after expense reimbursement(5)	(0.85)%
Portfolio turnover rate	1.68%
Long-term debt obligations, end of period (000’s)	$24,500
Preferred stock, end of period (000’s)	$8,000
Per common share amount of long-term debt obligations outstanding, end of period	$2.45
Per common share amount of net assets, excluding long-term debt obligations, end of period	$26.87
Asset coverage, per $1,000 of principal amount of long-term debt obligations(6)	$11,296
Asset coverage ratio of long-term debt obligations(6)	1,130%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(7)	$213
Asset coverage ratio of preferred stock(7)	852%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(4)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions).

(5)	Annualized for periods less than one full year.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations and preferred stock at the end of the period divided by long-term debt obligations outstanding at the end of the period.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations and preferred stock at the end of the period divided by long-term debt obligations and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2011 Annual Report	15

Notes to Financial Statements
November 30, 2011

1. Organization

Tortoise Pipeline & Energy Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 19, 2011, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. The Company commenced operations on October 31, 2011. The Company’s stock is listed on the New York Stock Exchange under the symbol “TTP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders will be recorded on the ex-dividend date. The Company intends to make quarterly cash distributions to its common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

16	2011 Annual Report

Notes to Financial Statements (continued)

made during the year may differ from their ultimate characterization for federal income tax purposes. There were no distributions paid to common stockholders for the year ended November 30, 2011.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily and paid quarterly based on fixed annual rates. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. There were no distributions paid to MRP stockholders for the year ended November 30, 2011.

F. Federal income taxation
The Company intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Company’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

G. Offering and debt issuing costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $500,000 related to the issuance of common stock in the initial public offering were recorded to additional paid-in capital during the period ended November 30, 2011. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. Capitalized costs (excluding underwriter commissions) were reflected for the Series A Notes ($22,351), Series B Notes ($37,996), Series C Notes ($13,410), Series D Notes ($35,761) and MRP Stock ($35,761) that were each issued in November 2011.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Recent accounting pronouncement
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Company’s financial statements.

3. Concentration of risk

Under normal circumstances, and once fully invested in accordance with its investment objective, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather and/or process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids (“NGLs”) or that provide electric power generation (including renewable energy), transmission and/or distribution. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2011 Annual Report	17

Notes to Financial Statements (continued)

4. Agreements

The Company entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.25 percent of the Company’s average monthly Managed Assets for the first year following the commencement of operations, 0.20 percent of average monthly Managed Assets for the second year following the commencement of operations and 0.15 percent of average monthly Managed Assets for the third year following the commencement of operations.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $1,000,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $160,453 to accumulated net investment loss, $(158,995) to accumulated net realized loss and $(1,458) to additional paid-in capital.

As of November 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$5,916,756
Undistributed ordinary income	13,916
Other temporary differences	(15,253)
Accumulated earnings	$5,915,419

As of November 30, 2011, the aggregate cost of securities for federal income tax purposes was $302,377,825. The aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,072,902, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,067,223 and the net unrealized appreciation was $6,005,679.

6. Fair value of financial instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of November 30, 2011. These assets and liabilities are measured on a recurring basis.

	Fair Value
Description	at 11/30/11	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$168,959,864	$165,015,470	$3,944,394	$—
Master Limited Partnerships
and Related Companies(a)	55,607,322	55,607,322	—	—
Total Equity Securities	224,567,186	220,622,792	3,944,394	—
Other:
Short-term Investments(b)	83,816,318	83,816,318	—	—
Total Other	83,816,318	83,816,318	—	—
Total Assets	$308,383,504	$304,439,110	$3,944,394	$–
Liabilities
Written Call Options	$830,786	$830,786	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investments are sweep investments for cash balances in the Company at November 30, 2011.

The Company did not hold any Level 3 securities during the period ended November 30, 2011.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

18	2011 Annual Report

Notes to Financial Statements (continued)

Valuation techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period ended November 30, 2011.

7. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the period ended November 30, 2011, are as follows:

	Number of
	Contracts	Premium
Options outstanding at 10/31/11	—	$—
Options written	19,501	998,376
Options closed	(1,904)	(8,794)
Options expired	(5,500)	(247,941)
Options outstanding at 11/30/11	12,907	$741,641

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at November 30, 2011:

	Assets		Liabilities
Derivatives not
accounted for as
hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
Written equity	N / A	N / A	Options written,	$830,786
call options			at fair value

The following table presents the effect of derivatives on the Statement of Operations for the period ended November 30, 2011:

Derivatives not
Accounted for as	Location of	Net Realized	Net Unrealized
Hedging instruments	Gains (Losses)	Gain on	Depreciation
Under ASC 815	on Derivatives	Derivatives	of Derivatives
Written equity	Options	$243,613	$(89,145)
call options

8. Restricted security

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the shares, acquisition date, acquisition cost, fair value, fair value per share and percent of net assets which the security comprises at November 30, 2011.

					Fair	Fair Value
					Value	as Percent
Investment	Number	Acquisition	Acquisition		Per	of Total
Security	of Shares	Date	Cost	Fair Value	Share	Net Assets
Teekay Offshore	155,230	11/25/11	$3,709,997	$3,944,394	$25.41	1.6%
Partners L.P.
(Common Units)

The carrying value per unit of unrestricted common units of Teekay Offshore Partners L.P. was $26.39 on November 9, 2011, the date of the purchase agreement and the date an enforceable right to acquire the restricted Teekay Offshore Partners L.P. units was obtained by the Company.

9. Investment transactions

For the period ended November 30, 2011, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $220,587,021 and $1,889,522 (excluding short-term debt securities), respectively.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2011 Annual Report	19

Notes to Financial Statements (continued)

10. Long-term debt obligations

The Company has $24,500,000 aggregate principal amount of private senior notes, Series A, Series B, Series C, and Series D (collectively, the “Notes”), outstanding. The Notes were issued on November 15, 2011. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter until maturity. The Series B, Series C and Series D Notes accrue interest at fixed rates and the Series A Notes accrue interest at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.75 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2011, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series A Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at November 30, 2011.

	Maturity	Interest		Notional/Carrying	Estimated
Series	Date	Rate		Amount	Fair Value
Series A	12/15/16	2.20	%(1)	$5,000,000	$5,000,000
Series B	12/15/14	2.50%		8,500,000	8,516,373
Series C	12/15/18	3.49%		3,000,000	2,984,293
Series D	12/15/21	4.08%		8,000,000	7,967,951
				$24,500,000	$24,468,617

(1)	Floating rate; rate effective for period from November 15, 2011 (date of issuance) through March 15, 2012.

11. Preferred stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 640,000 shares of Series A Mandatory Redeemable Preferred (“MRP”) Stock authorized and 320,000 shares are outstanding at November 30, 2011. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

The estimated fair value of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of November 30, 2011.

	Mandatory			Aggregate
	Redemption	Fixed	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
Series A	12/15/18	4.29%	320,000	$8,000,000	$7,961,945

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

20	2011 Annual Report

Notes to Financial Statements (continued)

12. Credit facility

On November 9, 2011, the Company entered into a $25,000,000 committed credit facility maturing November 7, 2012. Under the terms of the credit facility, The Bank of Nova Scotia serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. The credit facility has a variable annual interest rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent. The Company did not utilize the credit facility during the period ended November 30, 2011.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2011, the Company was in compliance with the terms of the credit facility.

13. Common stock

The Company has 100,000,000 shares of capital stock authorized and 10,004,200 shares outstanding at November 30, 2011. Transactions in common stock for the period ended November 30, 2011, were as follows:

Shares at October 31, 2011	4,200
Shares sold through initial public offering	10,000,000
Shares at November 30, 2011	10,004,200

14. Subsequent events

On December 8, 2011, the Company issued additional amounts of its Series A Notes ($5,000,000), Series B Notes ($8,500,000), Series C Notes ($3,000,000), Series D Notes ($8,000,000) and Series A MRP Stock ($8,000,000).

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2011 Annual Report	21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Pipeline & Energy Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise Pipeline & Energy Fund, Inc. (the Company), including the schedule of investments, as of November 30, 2011, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period from October 31, 2011 (commencement of operations) through November 30, 2011. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Pipeline & Energy Fund, Inc. at November 30, 2011, the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the period from October 31, 2011 (commencement of operations) through November 30, 2011, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 24, 2012

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

22	2011 Annual Report

Company Officers and Directors (unaudited)
November 30, 2011

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length		Complex Overseen	Directorships
Name and Age*	of Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2011	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	6	Tortoise Capital Resources Corporation

John R. Graham (Born 1945)	Director since 2011

Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).

			6	Tortoise Capital Resources Corporation

Charles E. Heath (Born 1942)	Director since 2011	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	6	Tortoise Capital Resources Corporation

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”) and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ and NTG.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2011 Annual Report	23

Company Officers and Directors (unaudited) (continued)
November 30, 2011

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length		Complex Overseen	Directorships
Name and Age*	of Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Interested Director and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2011	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of TYG, TYY, TYN, TPZ and NTG since its inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.	6	Tortoise Capital Resources Corporation(3)

Terry Matlack (Born 1956)	Chief Executive Officer since 2011

Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, LC (“KCEP”) (2001-2002); Formerly President, GreenStreet Capital, a private investment firm (1998-2001); Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Chief Executive Officer of NTG since inception and of each of TYG, TYY, TYN and TPZ since May 2011; Chief Financial Officer of each of TYG, TYY, TYN, TPZ from its inception to May 2011, and of TTO since its inception; Chief Compliance Officer of each of TYY and TYN from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of TYY, TYG and TYN from their inception to November 2005; Assistant Treasurer of TYY, TYG and TYN from November 2005 to April 2008, and of TTO from its inception to April 2008. CFA designation since 1985.

			N/A	Epiq Systems, Inc.

P. Bradley Adams (Born 1960)	Chief Financial Officer since 2011

Director of Financial Operations of the Adviser since 2005; Chief Financial Officer of NTG since inception and of each of TYG, TYY, TYN and TPZ since May 2011; Assistant Treasurer of TYG, TYY, and TYN from April 2008 to May 2011, of TPZ from inception to May 2011, and of TTO since April 2008.

			N/A	None

Zachary A. Hamel (Born 1965)	President since 2011

Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present). President of NTG since inception and of each of TYG, TYY and TPZ since May 2011; Senior Vice President of TYY from 2005 to May 2011, of TTO from 2005 to December 2011, of TYG and TYN from 2007 to May 2011 and of TPZ from inception to May 2011; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007. CFA designation since 1998.

			N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2011

Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of each of TYG, TYY and TYN since 2005, of TTO from 2005 to December 2011, and of TPZ and NTG since inception; Senior Vice President of TYY since 2005, of TTO from inception to December 2011, of each of TYG and TYN since 2007, and of TPZ and NTG since inception; Assistant Treasurer of each of TYY, TYG and TYN from their inception to November 2005; CFA designation since 1996.

			N/A	None

David J. Schulte (Born 1961)	Senior Vice President since 2011

Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG from 2003 to May 2011, of TYY from 2005 to May 2011 and of TPZ from inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; Senior Vice President of each of TYG, TYY, TYN, and TPZ since May 2011, and of NTG since 2010; CFA designation since 1992.

			N/A	None(3)

(1)	This number includes TYG, TYY, TYN, TPZ, NTG and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ and NTG.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
(3)	Effective December 1, 2011, H. Kevin Birzer resigned as a director of Tortoise Capital Resources Corporation and David J. Schulte was appointed as a director of Tortoise Capital Resources Corporation.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

24	2011 Annual Report

Additional Information (unaudited)

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from October 31, 2011 through November 30, 2011, the Company did not pay any compensation to the independent directors. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities will be available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made that initial filing for the period ending June 30, 2012, it will be required to make such filings on an annual basis and information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com. You will also be able to access this information on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q will be available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs will also be available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of additional information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange an initial CEO certification in connection with its initial public offering and will submit the first annual certification in 2012 as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company will file with the SEC, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic dividend reinvestment plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions,

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2011 Annual Report	25

Additional Information (unaudited) (continued)

the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Review and approval of advisory agreement

At a meeting of the Board of Directors of Tortoise Pipeline & Energy Fund, Inc. held on September 12, 2011, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Directors”), considered and approved an advisory agreement (the “Advisory Agreement”) with the Adviser.

Factors considered

The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In considering the approval of the investment advisory agreement, the Board evaluated information provided by the Adviser and its legal counsel and considered various factors, including the following:

  Services. The Board reviewed the nature, extent and quality of the investment advisory and administrative services proposed to be provided to the Company by the Adviser and found them sufficient to encompass the range of services necessary for the Company’s operation.

  Comparison of management fee to other firms.The Board reviewed and considered, to the extent publicly available, the management fee arrangements of companies with similar business models.

  Experience of management team and personnel. The Board considered the extensive experience of the members of the Adviser’s investment committee with respect to the specific types of investments the Company proposes to make and their past experience with similar kinds of investments. The Board discussed numerous aspects of the Company’s investment strategy with members of the Adviser’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of the Adviser’s investment committee and investment professionals within the investment community.

  Provisions of investment advisory agreement. The Board considered the extent to which the provisions of the investment advisory agreement (other than the fee structure which is discussed above) were comparable to the investment advisory agreements of companies with similar business models, including peer group companies, and concluded that its terms were satisfactory and in line with market norms. In addition, the Board concluded that the services to be provided under the investment advisory agreement were reasonably necessary for the Company’s operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.

  Payment of expenses. The Board considered the manner in which the Adviser would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the investment advisory agreement. The Board discussed how this structure was comparable to that of companies with similar business models.

The Directors did not, with respect to their deliberations concerning their approval of the investment advisory agreement, consider the benefits the Adviser may derive for relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the independent directors

Based on the information reviewed and the discussions among the members of the Board, the Board, including all of the Independent Directors, approved the investment advisory agreement, and determined that the compensation payable to the Adviser was for investment advisory services of the Adviser that are not primarily intended to result in sales of shares of the Company and that such compensation was fair and reasonable in light of such services and expenses and such other matters as the directors have considered to be relevant in the exercise of their business judgment and concluded that the management fee to be paid to the Adviser was reasonable in relation to the services to be provided.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

26	2011 Annual Report

Office of the Fund and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211
(913) 981-1020

Managing Directors of Tortoise
Capital Advisors, L.L.C.
Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
David Schulte, CFA

Board of Directors of Tortoise
Pipeline & Energy Fund
Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990

www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: TTP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$1,660	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$336
Tortoise Energy Capital Corp.		Midstream Equity	$860	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$218
Tortoise MLP Fund, Inc.		Natural Gas Equity	$1,655
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$218

(1)	As of 12/31/11

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Pipeline & Energy Fund, Inc.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant was formed on July 19, 2011, and thus did not pay its principal accountant any fees prior to that date. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the fiscal period ending November 30, 2011 for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2011
Audit Fees	$64,000
Audit-Related Fees	—
Tax Fees	$12,000
All Other Fees	—
Aggregate Non-Audit Fees	$12,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2011 and 2010, the Adviser paid approximately $0 and $88,000 in fees, respectively, for research and consultations relating to fund structure, tax and accounting, and audit-related fees relating to closed-end management investment companies prior to its initial public offerings. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2011.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a portfolio company or can veto the investment committee’s decision to invest in a portfolio company. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2011
Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) and Tortoise MLP Fund, Inc. (“NTG”); Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Executive Officer since 2011
Managing Director of the Adviser since 2002; Fulltime Managing Director, Kansas City Equity Partners, LC (“KCEP”) (2001-2002); Formerly President, GreenStreet Capital, a private investment firm (1998-2001); Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Chief Executive Officer of NTG since inception and of each of TYG, TYY, TYN and TPZ since May 2011; Chief Financial Officer of each of TYG, TYY, TYN, TPZ from its inception to May 2011, and of TTO since its inception; Chief Compliance Officer of each of TYY and TYN from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of TYY, TYG and TYN from their inception to November 2005; Assistant Treasurer of TYY, TYG and TYN from November 2005 to April 2008, and of TTO from its inception to April 2008. CFA designation since 1985.

Zachary A. Hamel (Born 1965)	President since 2011
Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present). President of NTG since inception and of each of TYG, TYY and TPZ since May 2011; Senior Vice President of TYY from 2005 to May 2011, of TTO from 2005 to December 2011, of TYG and TYN from 2007 to May 2011 and of TPZ from inception to May 2011; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2011
Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of each of TYG, TYY and TYN since 2005, of TTO from 2005 to December 2011 and of TPZ and NTG since inception; Senior Vice President of TYY since 2005, of TTO from inception to December 2011, of each of TYG and TYN since 2007, and of TPZ and NTG since inception; Assistant Treasurer of each of TYY, TYG and TYN from their inception to November 2005; CFA designation since 1996.

David J. Schulte (Born 1961)	Senior Vice President since 2011
Managing Director of the Adviser since 2002; Fulltime Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG from 2003 to May 2011, of TYY from 2005 to May 2011 and of TPZ from inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; Senior Vice President of each of TYG, TYY, TYN, and TPZ since May 2011, and of NTG since 2010; CFA designation since 1992.

*The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ and NTG, and as an adviser to TTO for its securities portfolio.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2011:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	8	$4,723,495,578	0	—
Other pooled investment vehicles	6	$161,064,690	2	$124,205,601
Other accounts	513	$2,032,054,434	0	—
Zachary A. Hamel
Registered investment companies	8	$4,723,495,578	0	—
Other pooled investment vehicles	8	$208,982,653	2	$124,205,601
Other accounts	524	$3,011,172,237	0	—
Kenneth P. Malvey
Registered investment companies	8	$4,723,495,578	0	—
Other pooled investment vehicles	8	$208,982,653	2	$124,205,601
Other accounts	524	$3,011,172,237	0	—
Terry Matlack
Registered investment companies	8	$4,723,495,578	0	—
Other pooled investment vehicles	6	$161,064,690	2	$124,205,601
Other accounts	513	$2,032,054,434	0	—
David J. Schulte
Registered investment companies	8	$4,723,495,578	0	—
Other pooled investment vehicles	6	$161,064,690	2	$124,205,601
Other accounts	513	$2,032,054,434	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Adviser also serves as investment adviser for five other publicly traded management investment companies, all of which invest in the energy sector.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2011:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$100,001-$500,000
Zachary A. Hamel	None
Kenneth P. Malvey	None
Terry Matlack	$50,001-$100,000
David J. Schulte	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/11-6/30/11
Month #2	0	0	0	0
7/1/11-7/31/11
Month #3	0	0	0	0
8/1/11-8/31/11
Month #4	0	0	0	0
9/1/11-9/30/11
Month #5	0	0	0	0
10/1/11-10/31/11
Month #6	0	0	0	0
11/1/11-11/30/11
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Pipeline & Energy Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     January 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     January 24, 2012

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     January 24, 2012